Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2019

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and
Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

February 4, 2020

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

FINANCIAL METRICS SUMMARY
(in millions, except per share data)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	243	214	264	232	288	959	998	4%
U.S. Businesses:
U.S. Workplace Solutions division	249	304	548	392	342	1,278	1,586	24%
U.S. Individual Solutions division	419	577	327	518	508	2,148	1,930	-10%
Assurance IQ division	—	—	—	—	(9)	—	(9)	-
Total U.S. Businesses	668	881	875	910	841	3,426	3,507	2%
International Businesses	736	922	849	791	797	3,266	3,359	3%
Corporate and Other	(329)	(412)	(335)	(281)	(738)	(1,283)	(1,766)	-38%
Total adjusted operating income before income taxes	1,318	1,605	1,653	1,652	1,188	6,368	6,098	-4%
Income taxes, applicable to adjusted operating income	283	346	346	323	238	1,349	1,253	-7%
After-tax adjusted operating income	1,035	1,259	1,307	1,329	950	5,019	4,845	-3%
Income attributable to Prudential Financial, Inc.	842	932	708	1,418	1,128	4,074	4,186	3%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	10.3%	12.6%	13.1%	13.3%	9.4%	12.7%	12.1%
Return on Average Equity (based on net income)	7.1%	7.2%	4.9%	8.9%	7.0%	8.2%	7.1%
Distributions to Shareholders
Dividends paid	377	415	411	412	406	1,526	1,644	8%
Share repurchases	375	500	500	1,000	500	1,500	2,500	67%
Total capital returned	752	915	911	1,412	906	3,026	4,144	37%
Per Share Data
Net income (diluted)	1.99	2.22	1.71	3.44	2.76	9.50	10.11	6%
Adjusted Operating Income (diluted)	2.44	3.00	3.14	3.22	2.33	11.69	11.69	—%
Shareholder dividends	0.90	1.00	1.00	1.00	1.00	3.60	4.00	11%
Book value	116.34	132.83	150.04	163.19	155.88
Book value excluding AOCI and FX (2)	96.06	96.76	97.15	99.67	101.04
Shares Outstanding
Weighted average number of common shares (basic)	412.7	409.2	405.3	404.1	400.7	417.6	404.8	-3%
Weighted average number of common shares (diluted)	421.2	417.6	413.9	408.5	403.7	426.2	410.9	-4%
End of period common shares (basic)	410.7	407.3	403.0	398.3	398.8
End of period common shares (diluted)	422.2	417.9	414.3	403.2	404.9

__________

(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.

(2) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	2.44	3.00	3.14	3.22	2.33	11.69	11.69
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (1)	(0.63)	(1.41)	(1.59)	0.54	0.33	0.36	(2.16)
Market experience updates	—	—	(0.50)	(0.77)	0.15	—	(1.12)
Divested and Run-off Businesses:
Closed Block division	(0.09)	(0.05)	(0.05)	0.11	0.08	(0.15)	0.09
Other Divested and Run-off Businesses	0.12	0.42	0.27	0.38	0.03	(3.60)	1.10
Difference in earnings allocated to participating unvested share-based payment awards	0.01	0.01	0.02	—	—	0.03	0.02
Other adjustments (2)	—	—	—	—	(0.12)	—	(0.11)
Total reconciling items, before income taxes	(0.59)	(1.03)	(1.85)	0.26	0.47	(3.36)	(2.18)
Income taxes, not applicable to adjusted operating income	(0.14)	(0.25)	(0.42)	0.04	0.04	(1.17)	(0.60)
Total reconciling items, after income taxes	(0.45)	(0.78)	(1.43)	0.22	0.43	(2.19)	(1.58)
Net income attributable to Prudential Financial, Inc.	1.99	2.22	1.71	3.44	2.76	9.50	10.11
Weighted average number of outstanding common shares (basic)	412.7	409.2	405.3	404.1	400.7	417.6	404.8
Weighted average number of outstanding common shares (diluted)	421.2	417.6	413.9	408.5	403.7	426.2	410.9
For earnings per share of Common Stock calculation:
Net income attributable to Prudential Financial, Inc.	842	932	708	1,418	1,128	4,074	4,186
Earnings related to interest, net of tax, on exchangeable surplus notes	5	5	6	1	—	21	12
Less: Earnings allocated to participating unvested share-based payment awards	10	10	8	15	12	47	45
Net income attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	837	927	706	1,404	1,116	4,048	4,153
After-tax adjusted operating income	1,035	1,259	1,307	1,329	950	5,019	4,845
Earnings related to interest, net of tax, on exchangeable surplus notes	5	5	6	1	—	21	12
Less: Earnings allocated to participating unvested share-based payment awards	13	13	15	14	11	58	53
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,027	1,251	1,298	1,316	939	4,982	4,804

___________

(1) Prior period numbers have been reclassified to conform to current period presentation.

(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

Capitalization Data (1):
Senior Debt:
Short-term Debt	2,451	2,549	2,659	1,490	1,933
Long-term Debt	9,810	10,741	10,269	11,577	11,071
Junior Subordinated Long-term Debt	7,568	7,568	7,572	7,574	7,575
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	48,617	55,010	61,660	65,798	63,115
Excluding accumulated other comprehensive income (2)	37,711	37,792	37,678	38,240	39,076
Amount included above for remeasurement of foreign currency (3)	(2,344)	(2,142)	(2,070)	(1,946)	(1,835)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	40,055	39,934	39,748	40,186	40,911
Book Value per Share of Common Stock:
Including accumulated other comprehensive income (4)	116.34	132.83	150.04	163.19	155.88
Excluding accumulated other comprehensive income (2)(4)	90.50	91.63	92.15	94.84	96.51
Amount included above for remeasurement of foreign currency (3)	(5.56)	(5.13)	(5.00)	(4.83)	(4.53)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)(4)	96.06	96.76	97.15	99.67	101.04
End of period number of common shares (diluted) (5)	422.2	417.9	414.3	403.2	404.9
Common Stock Price Range (based on closing price):
High	105.99	97.25	105.71	103.27	95.27	126.02	105.71
Low	76.83	81.27	92.38	78.29	84.95	76.83	78.29
Close	81.55	91.88	101.00	89.95	93.74	81.55	93.74
Common Stock market capitalization (1)	33,493	37,423	40,703	35,827	37,384

__________

(1) As of end of period.

(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.

(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

(4) Book value per share of Common Stock (including AOCI, excluding AOCI, and excluding AOCI and remeasurement of foreign currency) as of the second quarter of 2019 includes a $500 million increase in equity and a 6.2 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $80.73. As of first quarter of 2019 and the fourth quarter of 2018, book value per share of Common Stock includes a $500 million increase in equity and 6.1 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $82.16. The $500 million of exchangeable surplus notes were converted into 6.2 million shares of Common Stock in the third quarter of 2019.

(5) The number of diluted shares at the end of prior periods through the second quarter of 2019 includes the impact of exchangeable surplus notes due to the dilutive impact of conversion. The exchangeable surplus notes were converted to Common Stock in the third quarter of 2019.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

OPERATIONS HIGHLIGHTS

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

Assets Under Management and Administration ($ billions) (1)(2):
PGIM:
Institutional customers	493.5	524.0	534.9	539.8	552.8
Retail customers	240.1	256.4	264.9	269.3	282.8
General account	427.8	441.0	459.8	474.7	472.6
Total PGIM	1,161.4	1,221.4	1,259.6	1,283.8	1,308.2
U.S. Businesses:
U.S. Workplace Solutions division	86.1	89.4	90.9	90.7	91.6
U.S. Individual Solutions division	100.4	113.3	115.4	113.4	118.4
Total U.S. Businesses	186.5	202.7	206.3	204.1	210.0
International Businesses	29.4	31.4	31.5	30.9	32.7
Total assets under management	1,377.3	1,455.5	1,497.4	1,518.8	1,550.9
Client assets under administration	233.3	250.8	273.0	273.5	291.6
Total assets under management and administration	1,610.6	1,706.3	1,770.4	1,792.3	1,842.5
Assets managed or administered for customers outside of the United States	373.8	389.4	403.4	410.5	420.3
Distribution Representatives (1):
Prudential Advisors	3,005	3,075	3,132	3,161	3,048
International Life Planners	7,969	8,094	8,170	8,280	8,418
Gibraltar Life Consultants	7,964	7,997	7,767	7,633	7,403
Prudential Advisor productivity ($ thousands)	78	53	62	65	84	63	66
__________

(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	11,487	7,256	7,439	6,306	10,531	32,978	31,532	-4%
Policy charges and fee income	1,570	1,542	1,518	1,563	1,584	6,272	6,207	-1%
Net investment income	3,382	3,546	3,698	3,732	3,826	13,490	14,802	10%
Asset management fees, commissions and other income	1,341	1,304	1,451	1,327	1,509	5,390	5,591	4%
Total revenues	17,780	13,648	14,106	12,928	17,450	58,130	58,132	0%
Benefits and Expenses (1):
Insurance and annuity benefits	11,934	7,520	7,823	6,773	11,072	34,411	33,188	-4%
Interest credited to policyholders' account balances	937	948	955	984	984	3,720	3,871	4%
Interest expense	372	386	392	377	385	1,414	1,540	9%
Deferral of acquisition costs	(754)	(759)	(712)	(746)	(740)	(2,864)	(2,957)	-3%
Amortization of acquisition costs	533	540	736	529	529	2,114	2,334	10%
General and administrative expenses	3,440	3,408	3,259	3,359	4,032	12,967	14,058	8%
Total benefits and expenses	16,462	12,043	12,453	11,276	16,262	51,762	52,034	1%
Adjusted operating income before income taxes	1,318	1,605	1,653	1,652	1,188	6,368	6,098	-4%
Income taxes, applicable to adjusted operating income	283	346	346	323	238	1,349	1,253	-7%
After-tax adjusted operating income	1,035	1,259	1,307	1,329	950	5,019	4,845	-3%
Reconciling items:
Realized investment gains (losses), net, and related adjustments (2)	(181)	(612)	(574)	313	109	466	(764)	-264%
Related charges	(83)	25	(82)	(92)	24	(316)	(125)	60%
Total realized investment gains (losses), net, and related charges and adjustments	(264)	(587)	(656)	221	133	150	(889)	-693%
Market experience updates	—	—	(208)	(314)	60	—	(462)	-
Divested and Run-off Businesses:
Closed Block division	(40)	(19)	(21)	45	31	(62)	36	158%
Other Divested and Run-off Businesses	51	174	112	155	11	(1,535)	452	129%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(12)	(33)	(4)	(34)	(32)	(87)	(103)	-18%
Other adjustments (3)	—	—	—	—	(47)	—	(47)	-
Total reconciling items, before income taxes	(265)	(465)	(777)	73	156	(1,534)	(1,013)	34%
Income taxes, not applicable to adjusted operating income	(65)	(114)	(184)	9	(17)	(527)	(306)	42%
Total reconciling items, after income taxes	(200)	(351)	(593)	64	173	(1,007)	(707)	30%
Income before income taxes and equity in earnings of operating joint ventures	1,053	1,140	876	1,725	1,344	4,834	5,085	5%
Income tax expense	218	232	162	332	221	822	947	15%
Income before equity in earnings of operating joint ventures	835	908	714	1,393	1,123	4,012	4,138	3%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	7	24	(6)	25	5	62	48	-23%
Income attributable to Prudential Financial, Inc.	842	932	708	1,418	1,128	4,074	4,186	3%
Earnings attributable to noncontrolling interests	7	5	30	7	10	14	52	271%
Net income	849	937	738	1,425	1,138	4,088	4,238	4%
Less: Income attributable to noncontrolling interests	7	5	30	7	10	14	52	271%
Net income attributable to Prudential Financial, Inc.	842	932	708	1,418	1,128	4,074	4,186	3%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates. See pages 38 and 39 for reconciliation.

(2) Prior period numbers have been reclassified to conform to current period presentation.

(3) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

CONSOLIDATED BALANCE SHEETS
(in millions)

	12/31/2018	03/31/2019	06/30/2019	09/30/2019	12/31/2019

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(amortized cost $331,745; $333,648; $340,564; $342,567; $346,574)	353,656	365,928	383,390	391,657	391,096
Fixed maturities, held-to-maturity, at amortized cost
(fair value $2,372; $2,365; $2,410; $2,359; $2,302)	2,013	1,982	2,009	1,958	1,933
Fixed maturities, trading, at fair value
(amortized cost $3,392; $3,512; $3,807; $3,873; $3,917)	3,243	3,435	3,755	3,779	3,884
Assets supporting experience-rated contractholder liabilities, at fair value	21,254	21,668	21,843	22,267	21,597
Equity securities, at fair value
(cost $5,219; $5,230; $5,205; $5,363; $5,560)	6,238	6,778	6,804	7,014	7,522
Commercial mortgage and other loans	59,830	60,875	61,228	61,833	63,559
Policy loans	12,016	11,986	12,030	12,022	12,096
Other invested assets	14,526	14,840	15,081	15,654	15,606
Short-term investments	6,469	6,911	5,872	7,320	5,467
Total investments	479,245	494,403	512,012	523,504	522,760
Cash and cash equivalents	15,353	14,699	15,421	18,289	16,327
Accrued investment income	3,318	3,233	3,355	3,248	3,330
Deferred policy acquisition costs	20,058	19,978	19,540	19,484	19,912
Value of business acquired	1,850	1,575	1,227	1,106	1,110
Other assets	16,118	18,192	18,690	18,761	20,832
Separate account assets	279,136	297,244	303,580	301,234	312,281
Total assets	815,078	849,324	873,825	885,626	896,552
Liabilities:
Future policy benefits	273,846	277,085	285,527	291,742	293,527
Policyholders' account balances	150,338	151,224	151,428	152,527	152,110
Securities sold under agreements to repurchase	9,950	9,873	9,741	9,241	9,681
Cash collateral for loaned securities	3,929	4,093	4,235	4,728	4,213
Income taxes	7,936	10,031	11,485	12,664	11,378
Senior short-term debt	2,451	2,549	2,659	1,490	1,933
Senior long-term debt	9,810	10,741	10,269	11,577	11,071
Junior subordinated long-term debt	7,568	7,568	7,572	7,574	7,575
Other liabilities	20,128	22,241	23,930	25,302	27,790
Notes issued by consolidated variable interest entities	955	1,225	1,246	1,233	1,274
Separate account liabilities	279,136	297,244	303,580	301,234	312,281
Total liabilities	766,047	793,874	811,672	819,312	832,833
Equity:
Accumulated other comprehensive income	10,906	17,218	23,982	27,558	24,039
Other equity	37,711	37,792	37,678	38,240	39,076
Total Prudential Financial, Inc. equity	48,617	55,010	61,660	65,798	63,115
Noncontrolling interests	414	440	493	516	604
Total equity	49,031	55,450	62,153	66,314	63,719
Total liabilities and equity	815,078	849,324	873,825	885,626	896,552

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

COMBINING BALANCE SHEETS
(in millions)

	As of December 31, 2019

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	522,760	60,331	462,429	4,606	142,114	73,910	101	216,678	25,020
Deferred policy acquisition costs	19,912	235	19,677	—	300	10,809	—	8,949	(381)
Other assets	41,599	761	40,838	3,424	9,586	16,248	2,538	11,189	(2,147)
Separate account assets	312,281	—	312,281	39,625	89,865	184,145	—	4,255	(5,609)
Total assets	896,552	61,327	835,225	47,655	241,865	285,112	2,639	241,071	16,883
Liabilities:
Future policy benefits	293,527	47,614	245,913	—	72,890	32,568	—	131,987	8,468
Policyholders' account balances	152,110	4,973	147,137	—	57,634	37,669	—	51,825	9
Debt	20,579	—	20,579	1,751	665	7,421	64	95	10,583
Other liabilities	54,336	10,379	43,957	3,288	8,691	8,849	197	18,798	4,134
Separate account liabilities	312,281	—	312,281	39,625	89,865	184,145	—	4,255	(5,609)
Total liabilities	832,833	62,966	769,867	44,664	229,745	270,652	261	206,960	17,585
Equity:
Accumulated other comprehensive income (loss)	24,039	(12)	24,051	(53)	5,349	2,691	—	18,143	(2,079)
Other equity	39,076	(1,641)	40,717	2,047	6,704	11,748	2,378	15,900	1,940
Total Prudential Financial, Inc. equity	63,115	(1,653)	64,768	1,994	12,053	14,439	2,378	34,043	(139)
Noncontrolling interests	604	14	590	997	67	21	—	68	(563)
Total equity	63,719	(1,639)	65,358	2,991	12,120	14,460	2,378	34,111	(702)
Total liabilities and equity	896,552	61,327	835,225	47,655	241,865	285,112	2,639	241,071	16,883

	As of December 31, 2018

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	479,245	57,710	421,535	4,542	131,746	61,626	—	200,313	23,308
Deferred policy acquisition costs	20,058	264	19,794	—	311	11,087	—	8,715	(319)
Other assets	36,639	1,065	35,574	2,908	6,979	17,280	—	9,850	(1,443)
Separate account assets	279,136	—	279,136	40,240	78,216	161,645	—	3,755	(4,720)
Total assets	815,078	59,039	756,039	47,690	217,252	251,638	—	222,633	16,826
Liabilities:
Future policy benefits	273,846	48,282	225,564	—	69,677	25,377	—	122,894	7,616
Policyholders' account balances	150,338	5,061	145,277	—	56,855	36,671	—	50,895	856
Debt	19,829	—	19,829	1,810	810	7,335	—	141	9,733
Other liabilities	42,898	7,414	35,484	3,030	5,272	7,046	—	17,328	2,808
Separate account liabilities	279,136	—	279,136	40,240	78,216	161,645	—	3,755	(4,720)
Total liabilities	766,047	60,757	705,290	45,080	210,830	238,074	—	195,013	16,293
Equity:
Accumulated other comprehensive income (loss)	10,906	(23)	10,929	(83)	628	(418)	—	13,040	(2,238)
Other equity	37,711	(1,705)	39,416	2,067	5,744	13,967	—	14,518	3,120
Total Prudential Financial, Inc. equity	48,617	(1,728)	50,345	1,984	6,372	13,549	—	27,558	882
Noncontrolling interests	414	10	404	626	50	15	—	62	(349)
Total equity	49,031	(1,718)	50,749	2,610	6,422	13,564	—	27,620	533
Total liabilities and equity	815,078	59,039	756,039	47,690	217,252	251,638	—	222,633	16,826

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of December 31, 2019				As of December 31, 2018
	Senior debt				Senior debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	7,001	7,575	14,576	1,250	4,543	7,568	13,361
Operating Debt	1,728	3,425	—	5,153	1,091	4,601	—	5,692
Limited recourse and non-recourse borrowing	205	645	—	850	110	666	—	776
Total debt	1,933	11,071	7,575	20,579	2,451	9,810	7,568	19,829

	As of December 31, 2019				As of December 31, 2018
		The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total	Financial, Inc.	of America (1)(2)	Affiliates	Total

Borrowings by sources:
Capital Debt	14,078	441	57	14,576	12,363	941	57	13,361
Operating Debt	4,557	596	—	5,153	4,893	799	—	5,692
Limited recourse and non-recourse borrowing	—	537	313	850	—	776	—	776
Total debt	18,635	1,574	370	20,579	17,256	2,516	57	19,829

__________

(1) Includes Prudential Funding, LLC.
(2) Capital debt at Prudential Insurance Co. of America includes $342 million of surplus notes as of December 31, 2019 and $841 million of surplus notes as of December 31, 2018.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	-
Policy charges and fee income	—	—	—	—	—	—	—	-
Net investment income	(3)	63	33	28	76	73	200	174%
Asset management fees, commissions and other income	838	807	893	827	862	3,221	3,389	5%
Total revenues	835	870	926	855	938	3,294	3,589	9%
Benefits and Expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	-
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	-
Interest expense	11	12	12	12	13	40	49	23%
Deferral of acquisition costs	(1)	(1)	(2)	(2)	(2)	(6)	(7)	-17%
Amortization of acquisition costs	2	2	1	2	1	8	6	-25%
General and administrative expenses	580	643	651	611	638	2,293	2,543	11%
Total benefits and expenses	592	656	662	623	650	2,335	2,591	11%
Adjusted operating income before income taxes	243	214	264	232	288	959	998	4%
Total revenues	835	870	926	855	938	3,294	3,589	9%
Less: Passthrough distribution revenue	28	27	28	28	29	121	112	-7%
Less: Revenue associated with consolidations	4	34	50	10	11	37	105	184%
Total adjusted revenues (2)	803	809	848	817	898	3,136	3,372	8%
Adjusted operating margin (2)(3)	30.3%	26.5%	31.1%	28.4%	32.1%	30.6%	29.6%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.

(3) Reported Operating Margin based on total revenues is 30.7%, 27.1%, 28.5%, 24.6%, and 29.1% for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively and 27.8% and 29.1% for year-to-date December 31, 2019, and December 31, 2018, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	639	644	671	676	691	2,542	2,682	6%
Other related revenues (1)	84	100	115	50	115	270	380	41%
Service, distribution and other revenues	112	126	140	129	132	482	527	9%
Total PGIM revenues	835	870	926	855	938	3,294	3,589	9%
Analysis of asset management fees by source:
Institutional customers	311	312	319	323	329	1,204	1,283	7%
Retail customers	210	209	220	223	226	867	878	1%
General account	118	123	132	130	136	471	521	11%
Total asset management fees	639	644	671	676	691	2,542	2,682	6%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	December 31, 2019
	Equity	Fixed Income	Real Estate	Total
Institutional customers	62.7	447.0	43.1	552.8
Retail customers	130.5	150.3	2.0	282.8
General account	6.0	464.6	2.0	472.6
Total	199.2	1,061.9	47.1	1,308.2

	December 31, 2018
	Equity	Fixed Income	Real Estate	Total
Institutional customers	54.7	395.1	43.7	493.5
Retail customers	112.9	125.2	2.0	240.1
General account	5.1	420.8	1.9	427.8
Total	172.7	941.1	47.6	1,161.4
__________

(1) Other related revenues, net of related expenses and charges associated with a joint venture in first quarter 2019 are $85 million, $39 million, $65 million, $63 million, and $57 million for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively and $252 million and $203 million for year-to-date December 31, 2019, and December 31, 2018, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	453.3	443.6	471.0	479.1	483.2	437.9	443.6
Additions	18.9	15.1	14.5	14.8	16.4	75.1	60.8
Withdrawals	(19.4)	(14.1)	(20.5)	(17.0)	(15.7)	(61.0)	(67.3)
Change in market value	(8.1)	21.0	14.5	8.8	9.8	(9.3)	54.1
Net money market flows	(1.4)	4.3	(0.6)	(2.1)	0.4	1.5	2.0
Other	0.3	1.1	0.2	(0.4)	0.5	(0.6)	1.4
Ending assets under management	443.6	471.0	479.1	483.2	494.6	443.6	494.6
Affiliated institutional assets under management	49.9	53.0	55.8	56.6	58.2	49.9	58.2
Total assets managed for institutional customers at end of period	493.5	524.0	534.9	539.8	552.8	493.5	552.8
Net institutional additions (withdrawals), excluding money market activity	(0.5)	1.0	(6.0)	(2.2)	0.7	14.1	(6.5)
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	169.2	154.2	169.0	175.6	179.0	157.3	154.2
Additions	14.1	14.1	13.0	14.5	19.6	53.0	61.2
Withdrawals	(16.7)	(13.7)	(11.9)	(11.5)	(18.4)	(53.4)	(55.5)
Change in market value	(13.4)	14.4	5.4	0.3	9.1	(3.7)	29.2
Net money market flows	—	—	0.1	0.3	0.2	0.1	0.6
Other	1.0	—	—	(0.2)	0.2	0.9	—
Ending assets under management	154.2	169.0	175.6	179.0	189.7	154.2	189.7
Affiliated retail assets under management	85.9	87.4	89.3	90.3	93.1	85.9	93.1
Total assets managed for retail customers at end of period	240.1	256.4	264.9	269.3	282.8	240.1	282.8
Net retail additions (withdrawals), excluding money market activity	(2.6)	0.4	1.1	3.0	1.2	(0.4)	5.7

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	7,579	2,677	3,536	2,158	6,433	16,834	14,804	-12%
Policy charges and fee income	1,450	1,429	1,416	1,450	1,469	5,789	5,764	—%
Net investment income	1,943	2,018	2,141	2,152	2,154	7,720	8,465	10%
Asset management fees, commissions and other income	713	673	750	719	850	2,964	2,992	1%
Total revenues	11,685	6,797	7,843	6,479	10,906	33,307	32,025	-4%
Benefits and Expenses (1):
Insurance and annuity benefits	8,520	3,558	4,418	3,133	7,460	20,352	18,569	-9%
Interest credited to policyholders' account balances	717	712	731	751	759	2,813	2,953	5%
Interest expense	213	226	230	250	239	818	945	16%
Deferral of acquisition costs	(351)	(309)	(330)	(335)	(339)	(1,190)	(1,313)	-10%
Amortization of acquisition costs	231	215	469	222	229	917	1,135	24%
General and administrative expenses	1,687	1,514	1,450	1,548	1,717	6,171	6,229	1%
Total benefits and expenses	11,017	5,916	6,968	5,569	10,065	29,881	28,518	-5%
Adjusted operating income before income taxes	668	881	875	910	841	3,426	3,507	2%

___________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses related to certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods, as well as, changes in the fair value of contingent consideration and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	7,273	2,345	3,208	1,870	6,165	15,728	13,588	-14%
Policy charges and fee income	219	229	226	246	225	847	926	9%
Net investment income	1,243	1,292	1,362	1,360	1,348	4,993	5,362	7%
Asset management fees, commissions and other income	225	214	251	223	250	942	938	—%
Total revenues	8,960	4,080	5,047	3,699	7,988	22,510	20,814	-8%
Benefits and Expenses (1):
Insurance and annuity benefits	7,731	2,791	3,526	2,349	6,652	17,456	15,318	-12%
Interest credited to policyholders' account balances	434	447	443	454	445	1,712	1,789	4%
Interest expense	12	14	10	12	12	37	48	30%
Deferral of acquisition costs	(18)	(13)	(9)	(7)	(13)	(44)	(42)	5%
Amortization of acquisition costs	15	9	10	7	19	38	45	18%
General and administrative expenses	537	528	519	492	531	2,033	2,070	2%
Total benefits and expenses	8,711	3,776	4,499	3,307	7,646	21,232	19,228	-9%
Adjusted operating income before income taxes	249	304	548	392	342	1,278	1,586	24%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	6,174	1,243	2,098	794	5,083	11,331	9,218	-19%
Policy charges and fee income	67	66	63	71	72	250	272	9%
Net investment income	1,095	1,141	1,200	1,198	1,199	4,377	4,738	8%
Asset management fees, commissions and other income	209	189	225	198	224	867	836	-4%
Total revenues	7,545	2,639	3,586	2,261	6,578	16,825	15,064	-10%
Benefits and Expenses (1):
Insurance and annuity benefits	6,660	1,704	2,448	1,304	5,605	13,215	11,061	-16%
Interest credited to policyholders' account balances	363	377	370	374	382	1,430	1,503	5%
Interest expense	11	13	10	11	12	35	46	31%
Deferral of acquisition costs	(18)	(9)	(9)	(7)	(12)	(43)	(37)	14%
Amortization of acquisition costs	14	8	8	5	17	33	38	15%
General and administrative expenses	299	295	292	272	293	1,106	1,152	4%
Total benefits and expenses	7,329	2,388	3,119	1,959	6,297	15,776	13,763	-13%
Adjusted operating income before income taxes	216	251	467	302	281	1,049	1,301	24%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

Full Service:
Beginning total account value	251,272	231,669	251,071	262,133	259,946	234,616	231,669
Deposits and sales	6,639	9,567	11,047	7,458	8,322	33,116	36,394
Withdrawals and benefits	(5,941)	(9,105)	(7,259)	(10,758)	(8,584)	(26,429)	(35,706)
Change in market value, interest credited, interest income and other activity	(20,301)	18,940	7,274	1,113	12,764	(9,634)	40,091
Ending total account value	231,669	251,071	262,133	259,946	272,448	231,669	272,448
Net additions (withdrawals)	697	462	3,788	(3,300)	(262)	6,686	688
Stable value account values included above	49,544	50,202	50,601	51,429	51,293
Institutional Investment Products:
Beginning total account value	195,237	200,759	203,101	215,978	217,580	194,492	200,759
Additions	8,843	2,247	15,044	5,235	8,575	21,310	31,101
Withdrawals and benefits	(3,324)	(3,649)	(4,161)	(4,626)	(4,307)	(15,409)	(16,743)
Change in market value, interest credited and interest income	1,173	2,644	2,826	2,406	1,213	3,303	9,089
Other (1)	(1,170)	1,100	(832)	(1,413)	4,535	(2,937)	3,390
Ending total account value	200,759	203,101	215,978	217,580	227,596	200,759	227,596
Net additions (withdrawals)	5,519	(1,402)	10,883	609	4,268	5,901	14,358
Amounts included in ending total account value above:
Investment-only stable value wraps	67,934	68,922	69,674	69,977	69,150	67,934	69,150
Longevity reinsurance (2)	44,249	45,500	57,169	58,481	66,074	44,249	66,074
Group annuities and other products	88,576	88,679	89,135	89,122	92,372	88,576	92,372
Ending total account value	200,759	203,101	215,978	217,580	227,596	200,759	227,596

_________

(1) "Other" activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	1,099	1,102	1,110	1,076	1,082	4,397	4,370	-1%
Policy charges and fee income	152	163	163	175	153	597	654	10%
Net investment income	148	151	162	162	149	616	624	1%
Asset management fees, commissions and other income	16	25	26	25	26	75	102	36%
Total revenues	1,415	1,441	1,461	1,438	1,410	5,685	5,750	1%
Benefits and Expenses (1):
Insurance and annuity benefits	1,071	1,087	1,078	1,045	1,047	4,241	4,257	—%
Interest credited to policyholders' account balances	71	70	73	80	63	282	286	1%
Interest expense	1	1	—	1	—	2	2	0%
Deferral of acquisition costs	—	(4)	—	—	(1)	(1)	(5)	-400%
Amortization of acquisition costs	1	1	2	2	2	5	7	40%
General and administrative expenses	238	233	227	220	238	927	918	-1%
Total benefits and expenses	1,382	1,388	1,380	1,348	1,349	5,456	5,465	—%
Adjusted operating income before income taxes	33	53	81	90	61	229	285	24%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

U.S. BUSINESSES -U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
Group life	24	174	17	42	21	376	254
Group disability	13	119	16	18	6	183	159
Total	37	293	33	60	27	559	413
Future Policy Benefits (1)(2):
Group life	2,293	2,212	2,227	2,162	2,404
Group disability	2	29	19	10	3
Total	2,295	2,241	2,246	2,172	2,407
Policyholders' Account Balances (1):
Group life	8,889	8,798	8,887	8,635	8,382
Group disability	200	198	183	190	205
Total	9,089	8,996	9,070	8,825	8,587
Separate Account Liabilities (1):
Group life	24,044	24,809	26,048	26,361	26,325

Group Life Insurance:
Gross premiums, policy charges and fee income (3)(4)	1,094	1,068	1,075	989	1,025	4,359	4,157
Earned premiums	866	847	842	806	822	3,462	3,317
Earned policy charges and fee income	140	149	150	162	140	549	601

Benefits ratio (5)	86.7%	89.0%	88.5%	84.7%	85.5%	87.4%	87.0%
Administrative operating expense ratio	13.0%	11.7%	12.2%	13.1%	13.9%	12.2%	12.7%
Persistency ratio	94.5%	93.5%	92.7%	92.2%	92.2%

Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	259	285	290	296	288	1,030	1,159
Earned premiums	233	255	268	270	260	935	1,053
Earned policy charges and fee income	12	14	13	13	13	48	53

Benefits ratio (5)	81.5%	74.6%	74.5%	79.4%	82.2%	77.8%	77.7%
Administrative operating expense ratio	28.0%	26.9%	24.2%	22.0%	23.3%	27.1%	24.1%
Persistency ratio	93.9%	94.5%	94.4%	93.9%	93.6%

Total Group Insurance:
Benefits ratio (5)	85.7%	85.9%	85.5%	83.5%	84.8%	85.5%	84.9%
Administrative operating expense ratio	15.9%	14.9%	14.8%	15.2%	16.0%	15.1%	15.2%
__________

(1) As of end of period.
(2) The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3) Before returns of premiums to participating policyholders for favorable claims experience.
(4) The amount for the fourth quarter of 2018 has been reclassified to conform to current period presentation.

(5) Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 90.2%, 65.3% and 84.7% for the three months ended June 30, 2019, respectively. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.4%, 75.4%, 84.7% and 87.2%, 75.8%, 84.9% for year-to-date December 31, 2019 and December 31, 2018, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	306	332	328	288	268	1,106	1,216	10%
Policy charges and fee income	1,231	1,200	1,190	1,204	1,244	4,942	4,838	-2%
Net investment income	700	726	779	792	806	2,727	3,103	14%
Asset management fees, commissions and other income	488	459	499	496	499	2,022	1,953	-3%
Total revenues	2,725	2,717	2,796	2,780	2,817	10,797	11,110	3%
Benefits and Expenses (1):
Insurance and annuity benefits	789	767	892	784	808	2,896	3,251	12%
Interest credited to policyholders' account balances	283	265	288	297	314	1,101	1,164	6%
Interest expense	201	212	220	238	226	781	896	15%
Deferral of acquisition costs	(333)	(296)	(321)	(328)	(326)	(1,146)	(1,271)	-11%
Amortization of acquisition costs	216	206	459	215	210	879	1,090	24%
General and administrative expenses	1,150	986	931	1,056	1,077	4,138	4,050	-2%
Total benefits and expenses	2,306	2,140	2,469	2,262	2,309	8,649	9,180	6%
Adjusted operating income before income taxes	419	577	327	518	508	2,148	1,930	-10%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	71	99	88	51	30	179	268	50%
Policy charges and fee income	679	669	687	677	671	2,846	2,704	-5%
Net investment income	177	191	211	225	229	694	856	23%
Asset management fees, commissions and other income	297	276	302	298	291	1,247	1,167	-6%
Total revenues	1,224	1,235	1,288	1,251	1,221	4,966	4,995	1%
Benefits and Expenses (1):
Insurance and annuity benefits	128	119	134	100	82	370	435	18%
Interest credited to policyholders' account balances	84	78	87	84	85	335	334	0%
Interest expense	16	18	28	43	33	67	122	82%
Deferral of acquisition costs	(113)	(110)	(127)	(127)	(101)	(420)	(465)	-11%
Amortization of acquisition costs	115	116	140	128	129	511	513	—%
General and administrative expenses	549	542	564	564	543	2,178	2,213	2%
Total benefits and expenses	779	763	826	792	771	3,041	3,152	4%
Adjusted operating income before income taxes	445	472	462	459	450	1,925	1,843	-4%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

Variable Annuities:
Beginning total account value	162,369	147,339	157,896	161,017	160,130	165,153	147,339
Sales: Highest Daily Suite (1)	1,048	950	1,034	1,037	731	4,301	3,752
Other variable annuities (2)	1,001	1,059	1,301	1,301	1,127	3,562	4,788
Total sales	2,049	2,009	2,335	2,338	1,858	7,863	8,540
Full surrenders and death benefits (3)	(2,034)	(1,914)	(2,370)	(2,539)	(2,448)	(8,851)	(9,271)
Sales, net of full surrenders and death benefits	15	95	(35)	(201)	(590)	(988)	(731)
Partial withdrawals and other benefit payments (3)	(1,264)	(1,142)	(1,139)	(1,141)	(1,379)	(4,473)	(4,801)
Net flows	(1,249)	(1,047)	(1,174)	(1,342)	(1,969)	(5,461)	(5,532)
Change in market value, interest credited, and other	(12,884)	12,498	5,210	1,378	7,689	(8,650)	26,775
Policy charges	(897)	(894)	(915)	(923)	(922)	(3,703)	(3,654)
Ending total account value	147,339	157,896	161,017	160,130	164,928	147,339	164,928
Variable Annuities Account Value by Product: (4)
Highest Daily Suite - risk retained by Prudential (1)	106,878	114,164	115,584	114,059	117,323	106,878	117,323
Highest Daily Suite - externally reinsured living benefits	2,873	3,059	3,095	3,055	3,149	2,873	3,149
Other variable annuities (2)	37,588	40,673	42,338	43,016	44,456	37,588	44,456
Ending total account value	147,339	157,896	161,017	160,130	164,928	147,339	164,928
Fixed Annuities and other products:
Beginning total account value	3,593	3,741	3,994	4,296	4,568	3,473	3,741
Sales	189	298	340	319	223	407	1,180
Full surrenders and death benefits (3)	(23)	(26)	(27)	(29)	(21)	(107)	(103)
Sales, net of full surrenders and death benefits	166	272	313	290	202	300	1,077
Partial withdrawals and other benefit payments (3)	(90)	(94)	(90)	(88)	(90)	(341)	(362)
Net flows	76	178	223	202	112	(41)	715
Interest credited and other	72	75	79	70	74	309	298
Policy charges	—	—	—	—	(1)	—	(1)
Ending total account value, gross	3,741	3,994	4,296	4,568	4,753	3,741	4,753
Reinsurance ceded	—	—	—	—	(71)	—	(71)
Ending total account value, net	3,741	3,994	4,296	4,568	4,682	3,741	4,682
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (5):
Insurance Agents	684	680	735	724	676	2,468	2,815
Wirehouses	430	452	533	465	310	1,541	1,760
Independent Marketing Organization	—	—	—	6	30	—	36
Independent Financial Planners	974	1,001	1,212	1,263	904	3,682	4,380
Bank Distribution	150	174	195	199	161	579	729
Total	2,238	2,307	2,675	2,657	2,081	8,270	9,720
__________

(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) The amounts for fourth quarter of 2018 and first quarter of 2019 have been reclassified to conform to current period presentation.

(4) The amounts for the fourth quarter of 2018 have been revised to correct the previously reported amounts for a reclass between Highest Daily Suite - risk retained by Prudential and Other variable annuities products.

(5) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

Account Values in General Account (1):
Beginning balance	10,006	10,298	10,429	10,696	10,971	9,892	10,298
Premiums and deposits	373	466	522	507	354	1,158	1,849
Full surrenders and death benefits (2)	(99)	(96)	(108)	(90)	(82)	(416)	(376)
Premiums and deposits net of full surrenders and death benefits	274	370	414	417	272	742	1,473
Partial withdrawals and other benefit payments (2)	(168)	(163)	(153)	(151)	(166)	(611)	(633)
Net flows	106	207	261	266	106	131	840
Interest credited and other	69	57	41	68	70	268	236
Net transfers (to) from separate account	117	(133)	(35)	(59)	(103)	8	(330)
Policy charges	—	—	—	—	(1)	(1)	(1)
Ending balance, gross	10,298	10,429	10,696	10,971	11,043	10,298	11,043
Reinsurance ceded	—	—	—	—	(71)	—	(71)
Ending balance, net	10,298	10,429	10,696	10,971	10,972	10,298	10,972
Account Values in Separate Account (1):
Beginning balance	155,956	140,782	151,461	154,617	153,727	158,734	140,782
Premiums and deposits	1,865	1,841	2,153	2,150	1,727	7,112	7,871
Full surrenders and death benefits (2)	(1,958)	(1,844)	(2,289)	(2,478)	(2,387)	(8,542)	(8,998)
Premiums and deposits net of full surrenders and death benefits	(93)	(3)	(136)	(328)	(660)	(1,430)	(1,127)
Partial withdrawals and other benefit payments (2)	(1,186)	(1,073)	(1,076)	(1,078)	(1,303)	(4,203)	(4,530)
Net flows	(1,279)	(1,076)	(1,212)	(1,406)	(1,963)	(5,633)	(5,657)
Change in market value, interest credited and other	(12,881)	12,516	5,248	1,380	7,693	(8,609)	26,837
Net transfers (to) from general account	(117)	133	35	59	103	(8)	330
Policy charges	(897)	(894)	(915)	(923)	(922)	(3,702)	(3,654)
Ending balance	140,782	151,461	154,617	153,727	158,638	140,782	158,638

__________

(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

(2) The amounts for fourth quarter of 2018 and first quarter of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2018	2019
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	2,578	2,582	2,498	2,382	2,297
Guaranteed minimum withdrawal benefits	364	381	370	350	353
Guaranteed minimum income benefits	2,306	2,474	2,475	2,395	2,457
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	118,115	126,813	129,832	129,683	133,616
Guaranteed minimum withdrawal & income benefits - externally reinsured	2,873	3,059	3,096	3,055	3,150
Total	126,236	135,309	138,271	137,865	141,873
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	102,300	109,191	110,597	109,204	112,269
Account Values with Auto-Rebalancing Feature - externally reinsured	2,873	3,059	3,096	3,055	3,150
Account Values without Auto-Rebalancing Feature	21,063	23,059	24,578	25,606	26,454
Total	126,236	135,309	138,271	137,865	141,873
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	6,714	4,551	4,188	4,503	3,765
Net Amount at Risk without Auto-Rebalancing Feature	1,226	799	702	709	600
Total	7,940	5,350	4,890	5,212	4,365
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2018	2019
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	115,489	124,019	126,897	126,642	130,465
Net amount at risk	917	316	254	258	235
Minimum return, anniversary contract value, or maximum contract value:
Account value	27,673	29,334	29,453	28,799	29,446
Net amount at risk	5,071	3,374	3,022	3,117	2,627
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	105,172	112,250	113,693	112,259	115,419
Account Values without Auto-Rebalancing Feature	37,990	41,103	42,657	43,182	44,492
Total	143,162	153,353	156,350	155,441	159,911
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	3,115	1,755	1,482	1,557	1,238
Net Amount at Risk without Auto-Rebalancing Feature	2,873	1,935	1,794	1,818	1,624
Total	5,988	3,690	3,276	3,375	2,862
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	235	233	240	237	238	927	948	2%
Policy charges and fee income	552	531	503	527	573	2,096	2,134	2%
Net investment income	523	535	568	567	577	2,033	2,247	11%
Asset management fees, commissions and other income	191	183	197	198	208	775	786	1%
Total revenues	1,501	1,482	1,508	1,529	1,596	5,831	6,115	5%
Benefits and Expenses (1):
Insurance and annuity benefits	661	648	758	684	726	2,526	2,816	11%
Interest credited to policyholders' account balances	199	187	201	213	229	766	830	8%
Interest expense	185	194	192	195	193	714	774	8%
Deferral of acquisition costs	(220)	(186)	(194)	(201)	(225)	(726)	(806)	-11%
Amortization of acquisition costs	101	90	319	87	81	368	577	57%
General and administrative expenses	601	444	367	492	534	1,960	1,837	-6%
Total benefits and expenses	1,527	1,377	1,643	1,470	1,538	5,608	6,028	7%
Adjusted operating income (loss) before income taxes	(26)	105	(135)	59	58	223	87	-61%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	55	51	53	49	47	213	200
Guaranteed Universal life	29	21	24	24	26	97	95
Other Universal life	51	30	48	35	42	150	155
Variable life	58	61	56	67	94	163	278
Total	193	163	181	175	209	623	728
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	37	34	39	38	40	135	151
Third party distribution	156	129	142	137	169	488	577
Total	193	163	181	175	209	623	728
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	28,347	28,728	28,737	28,321	28,546	26,861	28,728
Premiums and deposits	1,072	783	866	855	864	3,334	3,368
Surrenders and withdrawals	(459)	(291)	(345)	(340)	(318)	(1,281)	(1,294)
Net sales	613	492	521	515	546	2,053	2,074
Benefit payments	61	(103)	(114)	(120)	(118)	(371)	(455)
Net flows	674	389	407	395	428	1,682	1,619
Interest credited and other	229	(24)	(455)	168	450	1,584	139
Net transfers (to) from separate account	(80)	76	67	102	70	294	315
Policy charges	(442)	(432)	(435)	(440)	(453)	(1,693)	(1,760)
Ending balance	28,728	28,737	28,321	28,546	29,041	28,728	29,041
Separate Account Liabilities:
Beginning balance	33,562	29,796	32,852	33,647	33,624	32,085	29,796
Premiums and deposits	438	494	411	424	505	1,601	1,834
Surrenders and withdrawals	(262)	(260)	(258)	(272)	(311)	(1,099)	(1,101)
Net sales	176	234	153	152	194	502	733
Benefit payments	(246)	(95)	(188)	(16)	(111)	(388)	(410)
Net flows	(70)	139	(35)	136	83	114	323
Change in market value, interest credited and other	(3,535)	3,232	1,139	192	2,251	(1,173)	6,814
Net transfers (to) from general account	80	(76)	(67)	(102)	(70)	(294)	(315)
Policy charges	(241)	(239)	(242)	(249)	(255)	(936)	(985)
Ending balance	29,796	32,852	33,647	33,624	35,633	29,796	35,633
FACE AMOUNT IN FORCE (3):
Term life	788,013	795,539	803,327	808,979	814,217
Guaranteed Universal life	145,861	146,751	147,885	148,777	150,080
Other Universal life	50,650	51,100	52,140	52,839	53,522
Variable life	160,747	164,118	165,215	166,405	170,701
Total	1,145,271	1,157,508	1,168,567	1,177,000	1,188,520
__________

(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; before reinsurance ceded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

Revenues (1):
Premiums					—		—
Policy charges and fee income					—		—
Net investment income					—		—
Asset management fees, commissions and other income					101		101
Total revenues					101		101
Benefits and Expenses (1):
Insurance and annuity benefits					—		—
Interest credited to policyholders' account balances					—		—
Interest expense					1		1
Deferral of acquisition costs					—		—
Amortization of acquisition costs					—		—
General and administrative expenses					109		109
Total benefits and expenses					110		110
Adjusted operating income (loss) before income taxes					(9)		(9)

__________

(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	3,913	4,585	3,906	4,150	4,101	16,171	16,742	4%
Policy charges and fee income	133	127	114	127	126	534	494	-7%
Net investment income	1,311	1,333	1,377	1,396	1,452	5,245	5,558	6%
Asset management fees, commissions and other income	59	107	104	98	92	284	401	41%
Total revenues	5,416	6,152	5,501	5,771	5,771	22,234	23,195	4%
Benefits and Expenses (1):
Insurance and annuity benefits	3,421	3,950	3,400	3,637	3,596	14,071	14,583	4%
Interest credited to policyholders' account balances	220	236	224	233	225	907	918	1%
Interest expense	6	6	8	7	4	21	25	19%
Deferral of acquisition costs	(414)	(463)	(394)	(421)	(413)	(1,717)	(1,691)	2%
Amortization of acquisition costs	310	334	278	317	310	1,233	1,239	—%
General and administrative expenses	1,137	1,167	1,136	1,207	1,252	4,453	4,762	7%
Total benefits and expenses	4,680	5,230	4,652	4,980	4,974	18,968	19,836	5%
Adjusted operating income before income taxes	736	922	849	791	797	3,266	3,359	3%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	2,035	2,446	2,123	2,131	2,170	8,364	8,870	6%
Policy charges and fee income	99	94	75	95	93	394	357	-9%
Net investment income	548	581	596	615	629	2,243	2,421	8%
Asset management fees, commissions and other income	33	54	58	50	54	175	216	23%
Total revenues	2,715	3,175	2,852	2,891	2,946	11,176	11,864	6%
Benefits and Expenses (1):
Insurance and annuity benefits	1,831	2,146	1,896	1,926	1,942	7,499	7,910	5%
Interest credited to policyholders' account balances	55	68	56	66	59	243	249	2%
Interest expense	3	3	4	4	2	11	13	18%
Deferral of acquisition costs	(220)	(260)	(220)	(231)	(238)	(886)	(949)	-7%
Amortization of acquisition costs	161	171	136	158	151	633	616	-3%
General and administrative expenses	536	566	542	601	636	2,086	2,345	12%
Total benefits and expenses	2,366	2,694	2,414	2,524	2,552	9,586	10,184	6%
Adjusted operating income before income taxes	349	481	438	367	394	1,590	1,680	6%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE & OTHER
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	1,878	2,139	1,783	2,019	1,931	7,807	7,872	1%
Policy charges and fee income	34	33	39	32	33	140	137	-2%
Net investment income	763	752	781	781	823	3,002	3,137	4%
Asset management fees, commissions and other income	26	53	46	48	38	109	185	70%
Total revenues	2,701	2,977	2,649	2,880	2,825	11,058	11,331	2%
Benefits and Expenses (1):
Insurance and annuity benefits	1,590	1,804	1,504	1,711	1,654	6,572	6,673	2%
Interest credited to policyholders' account balances	165	168	168	167	166	664	669	1%
Interest expense	3	3	4	3	2	10	12	20%
Deferral of acquisition costs	(194)	(203)	(174)	(190)	(175)	(831)	(742)	11%
Amortization of acquisition costs	149	163	142	159	159	600	623	4%
General and administrative expenses	601	601	594	606	616	2,367	2,417	2%
Total benefits and expenses	2,314	2,536	2,238	2,456	2,422	9,382	9,652	3%
Adjusted operating income before income taxes	387	441	411	424	403	1,676	1,679	0%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,542	1,966	1,599	1,656	1,649	6,496	6,870
Gibraltar Life	1,912	2,172	1,822	2,051	1,964	7,947	8,009
All other countries	592	574	599	570	614	2,262	2,357
Total	4,046	4,712	4,020	4,277	4,227	16,705	17,236
Annualized new business premiums (2):
Japan, excluding Gibraltar Life	206	292	186	186	201	819	865
Gibraltar Life	326	323	296	312	282	1,483	1,213
All other countries	110	112	116	131	168	438	527
Total	642	727	598	629	651	2,740	2,605
Annualized new business premiums by distribution channel (2):
Life Planners	316	404	302	317	369	1,257	1,392
Gibraltar Life Consultants	175	164	167	152	124	783	607
Banks	95	108	85	119	115	480	427
Independent Agency	56	51	44	41	43	220	179
Total	642	727	598	629	651	2,740	2,605
Constant exchange rate basis (3):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,611	2,029	1,643	1,677	1,682	6,698	7,031
Gibraltar Life	1,989	2,235	1,866	2,076	2,000	8,170	8,177
All other countries	609	587	625	614	652	2,260	2,478
Total	4,209	4,851	4,134	4,367	4,334	17,128	17,686
Annualized new business premiums:
Japan, excluding Gibraltar Life	210	296	189	187	202	831	874
Gibraltar Life	328	325	297	314	283	1,490	1,219
All other countries	113	113	120	136	177	431	546
Total	651	734	606	637	662	2,752	2,639
Annualized new business premiums by distribution channel:
Life Planners	323	409	309	323	379	1,262	1,420
Gibraltar Life Consultants	177	166	168	152	126	789	612
Banks	95	108	85	119	116	480	428
Independent Agency	56	51	44	43	41	221	179
Total	651	734	606	637	662	2,752	2,639

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) The amounts for the second quarter of 2019 have been revised to correct the previously reported amounts.

(3) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 105 per U.S. dollar and Korean won 1,110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2018	2019
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	371	378	380	382	384
Gibraltar Life	361	362	364	365	365
All other countries	131	133	135	137	141
Total	863	873	879	884	890
Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,907	3,975	4,015	4,060	4,106
Gibraltar Life	7,218	7,214	7,198	7,189	7,166
All other countries	2,134	2,152	2,194	2,200	2,243
Total	13,259	13,341	13,407	13,449	13,515
International life insurance policy persistency:
Life Planner:
13 months	92.7%	92.5%	91.6%	91.9%	92.2%
25 months	86.6%	86.4%	86.8%	86.1%	85.4%
Gibraltar Life (3):
13 months	93.9%	94.1%	94.2%	94.4%	94.6%
25 months	87.1%	87.1%	87.3%	87.5%	87.8%
Number of Life Planners at end of period:
Japan	4,183	4,337	4,287	4,366	4,356
All other countries	3,786	3,757	3,883	3,914	4,062
Total Life Planners	7,969	8,094	8,170	8,280	8,418
Gibraltar Life Consultants	7,964	7,997	7,767	7,633	7,403

__________

(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 105 per U.S. dollar and Korean won 1,110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

(2) Direct business only; policy count includes annuities.
(3) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2018	2019				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2018	2019	% change

Revenues (1):
Premiums	(5)	(6)	(3)	(2)	(3)	(27)	(14)	48%
Policy charges and fee income	(13)	(14)	(12)	(14)	(11)	(51)	(51)	—%
Net investment income	131	132	147	156	144	452	579	28%
Asset management fees, commissions and other income	(269)	(283)	(296)	(317)	(295)	(1,079)	(1,191)	-10%
Total revenues	(156)	(171)	(164)	(177)	(165)	(705)	(677)	4%
Benefits and Expenses (1):
Insurance and annuity benefits	(7)	12	5	3	16	(12)	36	400%
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	-
Interest expense	142	142	142	108	129	535	521	-3%
Deferral of acquisition costs	12	14	14	12	14	49	54	10%
Amortization of acquisition costs	(10)	(11)	(12)	(12)	(11)	(44)	(46)	-5%
General and administrative expenses	36	84	22	(7)	425	50	524	948%
Total benefits and expenses	173	241	171	104	573	578	1,089	88%
Adjusted operating loss before income taxes	(329)	(412)	(335)	(281)	(738)	(1,283)	(1,766)	-38%
Adjusted operating loss before income taxes comprised as follows:
Interest income	43	44	42	48	36	86	170	98%
Interest expense	(194)	(199)	(200)	(189)	(198)	(725)	(786)	-8%
Implementation costs	—	—	(19)	(18)	(364)	—	(401)	-
Long-term and deferred compensation expense	53	(107)	(30)	7	(18)	(9)	(148)	-1544%
Other (2)	(231)	(150)	(128)	(129)	(194)	(635)	(601)	5%
Adjusted operating loss before income taxes	(329)	(412)	(335)	(281)	(738)	(1,283)	(1,766)	-38%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

INVESTMENT PORTFOLIO COMPOSITION
(in millions)

	December 31, 2019					December 31, 2018
			PFI Excluding					PFI Excluding
	Total	Closed	Closed Block Division			Total	Closed	Closed Block Division
	Portfolio	Block	Amount	% of Total		Portfolio	Block	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	325,393	29,011	296,382	64.9%		295,312	26,203	269,109	64.8%
Public, held-to-maturity, at amortized cost	1,705	—	1,705	0.4%		1,745	—	1,745	0.4%
Private, available-for-sale, at fair value	65,115	12,365	52,750	11.6%		57,870	12,542	45,328	10.9%
Private, held-to-maturity, at amortized cost	228	—	228	0.1%		268	—	268	0.1%
Fixed maturities, trading, at fair value	2,723	256	2,467	0.5%		2,088	195	1,893	0.5%
Assets supporting experience-rated contractholder liabilities, at fair value	21,597	—	21,597	4.7%		21,254	—	21,254	5.1%
Equity securities, at fair value	6,831	2,245	4,586	1.0%		5,633	1,784	3,849	0.9%
Commercial mortgage and other loans, at book value	63,300	8,629	54,671	12.0%		59,033	8,782	50,251	12.1%
Policy loans, at outstanding balance	12,096	4,264	7,832	1.7%		12,016	4,410	7,606	1.8%
Other invested assets (1)	12,544	3,334	9,210	2.0%		11,723	3,316	8,407	2.0%
Short-term investments	5,450	227	5,223	1.1%		6,426	478	5,948	1.4%
Subtotal (2)	516,982	60,331	456,651	100.0%		473,368	57,710	415,658	100.0%
Invested assets of other entities and operations (3)	5,778	—	5,778			5,877	—	5,877
Total investments	522,760	60,331	462,429			479,245	57,710	421,535

Fixed Maturities by Credit Quality (2)(4):	December 31, 2019					December 31, 2018
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
		Gross	Gross				Gross	Gross
	Amortized	Unrealized	Unrealized	Fair		Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value	% of Total	Cost	Gains	Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (5)
1	221,567	35,494	232	256,829	86.1%	210,578	23,776	2,307	232,047	85.5%
2	28,317	3,485	81	31,721	10.6%	28,246	1,453	1,195	28,504	10.5%
Subtotal - High or Highest Quality Securities	249,884	38,979	313	288,550	96.7%	238,824	25,229	3,502	260,551	96.0%
3	5,337	637	49	5,925	2.0%	5,973	280	240	6,013	2.2%
4	2,659	191	57	2,793	0.9%	3,709	275	287	3,697	1.4%
5	830	176	66	940	0.3%	725	85	57	753	0.3%
6	223	27	16	234	0.1%	181	8	7	182	0.1%
Subtotal - Other Securities	9,049	1,031	188	9,892	3.3%	10,588	648	591	10,645	4.0%
Total	258,933	40,010	501	298,442	100.0%	249,412	25,877	4,093	271,196	100.0%

Private Fixed Maturities:
NAIC Rating (5)
1	12,215	780	55	12,940	24.3%	11,712	362	261	11,813	25.9%
2	30,987	1,731	303	32,415	61.2%	27,522	814	804	27,532	60.4%
Subtotal - High or Highest Quality Securities	43,202	2,511	358	45,355	85.5%	39,234	1,176	1,065	39,345	86.3%
3	4,696	217	44	4,869	9.2%	4,176	50	168	4,058	8.9%
4	2,255	57	41	2,271	4.3%	1,545	16	81	1,480	3.2%
5	450	20	17	453	0.9%	670	14	20	664	1.5%
6	41	4	1	44	0.1%	72	5	11	66	0.1%
Subtotal - Other Securities	7,442	298	103	7,637	14.5%	6,463	85	280	6,268	13.7%
Total	50,644	2,809	461	52,992	100.0%	45,697	1,261	1,345	45,613	100.0%
__________

(1) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

(2) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.

(3) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.

(4) Excludes fixed maturity securities classified as trading.

(5) Reflects equivalent ratings for investments of the international operations. Includes, as of December 31, 2019 and 2018, 796 securities with amortized cost of $3,073 million (fair value $3,130 million) and 1,744 securities with amortized cost of $9,079 million (fair value $9,135 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	December 31, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	142,220	73.6%	133,084	74.6%
Public, held-to-maturity, at amortized cost	1,705	0.9%	1,745	1.0%
Private, available-for-sale, at fair value	19,189	10.0%	16,222	9.1%
Private, held-to-maturity, at amortized cost	228	0.1%	268	0.1%
Fixed maturities, trading, at fair value	492	0.3%	328	0.2%
Assets supporting experience-rated contractholder liabilities, at fair value	2,777	1.4%	2,441	1.4%
Equity securities, at fair value	2,185	1.1%	1,972	1.1%
Commercial mortgage and other loans, at book value	19,138	9.9%	17,228	9.6%
Policy loans, at outstanding balance	2,859	1.5%	2,715	1.5%
Other invested assets (3)	2,187	1.1%	1,957	1.1%
Short-term investments	165	0.1%	451	0.3%
Total	193,145	100.0%	178,411	100.0%

	December 31, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	154,162	58.5%	136,025	57.3%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	33,561	12.7%	29,106	12.3%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	1,975	0.8%	1,565	0.7%
Assets supporting experience-rated contractholder liabilities, at fair value	18,820	7.1%	18,813	7.9%
Equity securities, at fair value	2,401	0.9%	1,877	0.8%
Commercial mortgage and other loans, at book value	35,533	13.5%	33,023	13.9%
Policy loans, at outstanding balance	4,973	1.9%	4,891	2.1%
Other invested assets (3)	7,023	2.7%	6,450	2.7%
Short-term investments	5,058	1.9%	5,497	2.3%
Total	263,506	100.0%	237,247	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

INVESTMENT RESULTS (1)
(in millions)

	Quarter Ended December 31
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.84%	2,900	128	3.83%	2,746	(51)
Equity securities	2.88%	32	—	2.94%	30	—
Commercial mortgage and other loans	4.64%	556	(1)	3.99%	442	(3)
Policy loans	4.75%	91	—	4.87%	92	—
Short-term investments and cash equivalents	2.03%	90	—	3.02%	89	1
Gross investment income before investment expenses	3.87%	3,669	127	3.82%	3,399	(53)
Investment expenses	-0.14%	(159)	—	-0.15%	(175)	—
Subtotal	3.73%	3,510	127	3.67%	3,224	(53)
Other investments (3)		128	(367)		48	590
Investment results of other entities and operations (4)		307	(36)		220	153
Less, investment income related to adjusted operating income reconciling items		(119)			(110)
Total		3,826	(276)		3,382	690

	Twelve Months Ended December 31
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.87%	11,409	633	3.87%	10,711	285
Equity securities	2.77%	115	—	2.86%	120	—
Commercial mortgage and other loans	4.26%	1,954	(7)	4.03%	1,714	(7)
Policy loans	4.84%	363	—	4.91%	359	—
Short-term investments and cash equivalents	2.62%	400	1	2.25%	298	—
Gross investment income before investment expenses	3.88%	14,241	627	3.85%	13,202	278
Investment expenses	-0.14%	(680)	—	-0.15%	(634)	—
Subtotal	3.74%	13,561	627	3.70%	12,568	278
Other investments (3)		562	(1,570)		314	1,352
Investment results of other entities and operations (4)		1,139	(37)		1,006	217
Less, investment income related to adjusted operating income reconciling items		(460)			(398)
Total		14,802	(980)		13,490	1,847

__________

(1) Excludes Closed Block division.

(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.

(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.

(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Quarter Ended December 31
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.83%	967	126	2.88%	937	195
Equity securities	4.72%	25	—	4.38%	22	—
Commercial mortgage and other loans	5.04%	238	—	3.92%	166	(2)
Policy loans	3.83%	27	—	3.91%	26	—
Short-term investments and cash equivalents	2.35%	6	—	5.63%	7	—
Gross investment income before investment expenses	3.13%	1,263	126	3.04%	1,158	193
Investment expenses	-0.14%	(69)	—	-0.13%	(63)	—
Subtotal	2.99%	1,194	126	2.91%	1,095	193
Other investments (2)		47	(176)		7	185
Total		1,241	(50)		1,102	378

	Twelve Months Ended December 31
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.87%	3,842	626	2.93%	3,707	666
Equity securities	3.27%	66	—	3.45%	72	—
Commercial mortgage and other loans	4.29%	767	1	3.96%	623	(3)
Policy loans	3.92%	107	—	3.92%	101	—
Short-term investments and cash equivalents	3.40%	27	—	2.83%	33	—
Gross investment income before investment expenses	3.06%	4,809	627	3.06%	4,536	663
Investment expenses	-0.14%	(280)	—	-0.13%	(237)	—
Subtotal	2.92%	4,529	627	2.93%	4,299	663
Other investments (2)		184	431		93	96
Total		4,713	1,058		4,392	759
__________

(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Quarter Ended December 31
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.67%	1,933	2	4.62%	1,809	(246)
Equity securities	1.16%	7	—	1.47%	8	—
Commercial mortgage and other loans	4.38%	318	(1)	4.02%	276	(1)
Policy loans	5.28%	64	—	5.39%	66	—
Short-term investments and cash equivalents	2.01%	84	—	2.89%	82	1
Gross investment income before investment expenses	4.41%	2,406	1	4.41%	2,241	(246)
Investment expenses	-0.14%	(90)	—	-0.16%	(112)	—
Subtotal	4.27%	2,316	1	4.25%	2,129	(246)
Other investments (3)		81	(191)		41	405
Total		2,397	(190)		2,170	159

	Twelve Months Ended December 31
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.71%	7,567	7	4.68%	7,004	(381)
Equity securities	2.30%	49	—	2.28%	48	—
Commercial mortgage and other loans	4.25%	1,187	(8)	4.08%	1,091	(4)
Policy loans	5.36%	256	—	5.44%	258	—
Short-term investments and cash equivalents	2.58%	373	1	2.20%	265	—
Gross investment income before investment expenses	4.49%	9,432	—	4.45%	8,666	(385)
Investment expenses	-0.15%	(400)	—	-0.17%	(397)	—
Subtotal	4.34%	9,032	—	4.28%	8,269	(385)
Other investments (3)		378	(2,001)		221	1,256
Total		9,410	(2,001)		8,490	871

__________
(1) Excludes Closed Block division.

(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.

(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2019								Three Months Ended December 31, 2018
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (4)

Revenues:
Premiums	10,531	—	—	589	110	—	—	11,230	11,487	—	621	112	—	12,220
Policy charges and fee income	1,584	(66)	(4)	—	1	—	—	1,515	1,570	(51)	—	1	—	1,520
Net investment income	3,826	(9)	—	596	128	—	—	4,541	3,382	(11)	544	121	—	4,036
Realized investment gains (losses), net	52	(229)	(1)	66	(98)	—	—	(210)	249	379	26	62	—	716
Asset management fees, commissions and other income	1,457	420	—	234	76	(35)	(5)	2,147	1,092	(777)	(313)	(42)	(20)	(60)
Total revenues	17,450	116	(5)	1,485	217	(35)	(5)	19,223	17,780	(460)	878	254	(20)	18,432
Benefits and Expenses:
Insurance and annuity benefits	11,072	(136)	(62)	1,329	173	—	—	12,376	11,934	42	786	166	—	12,928
Interest credited to policyholders' account balances	984	132	(3)	33	5	—	—	1,151	937	(253)	33	5	—	722
Interest expense	385	—	—	1	1	—	—	387	372	—	1	1	—	374
Deferral of acquisition costs	(740)	—	—	—	(2)	—	—	(742)	(754)	—	—	(2)	—	(756)
Amortization of acquisition costs	529	(1)	(11)	6	1	—	—	524	533	(34)	9	1	—	509
General and administrative expenses	4,032	(12)	11	85	28	(3)	42	4,183	3,440	49	89	32	(8)	3,602
Total benefits and expenses	16,262	(17)	(65)	1,454	206	(3)	42	17,879	16,462	(196)	918	203	(8)	17,379

	Twelve Months Ended December 31, 2019								Twelve Months Ended December 31, 2018
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (4)

Revenues:
Premiums	31,532	—	—	2,207	463	—	—	34,202	32,978	—	2,301	500	—	35,779
Policy charges and fee income	6,207	(254)	22	—	3	—	—	5,978	6,272	(274)	—	4	—	6,002
Net investment income	14,802	(36)	—	2,323	496	—	—	17,585	13,490	(41)	2,288	439	—	16,176
Realized investment gains (losses), net	301	(1,374)	(99)	521	192	—	—	(459)	526	1,366	130	(45)	—	1,977
Asset management fees, commissions and other income	5,290	1,595	—	591	176	(146)	(5)	7,501	4,864	(1,569)	(41)	(93)	(103)	3,058
Total revenues	58,132	(69)	(77)	5,642	1,330	(146)	(5)	64,807	58,130	(518)	4,678	805	(103)	62,992
Benefits and Expenses:
Insurance and annuity benefits	33,188	(136)	200	5,094	748	—	—	39,094	34,411	(75)	4,208	2,196	—	40,740
Interest credited to policyholders' account balances	3,871	855	4	130	20	—	—	4,880	3,720	(670)	132	14	—	3,196
Interest expense	1,540	—	—	7	4	—	—	1,551	1,414	—	2	4	—	1,420
Deferral of acquisition costs	(2,957)	—	—	—	(7)	—	—	(2,964)	(2,864)	—	—	(7)	—	(2,871)
Amortization of acquisition costs	2,334	(181)	144	29	6	—	—	2,332	2,114	118	35	6	—	2,273
General and administrative expenses	14,058	282	37	346	107	(43)	42	14,829	12,967	(41)	363	127	(16)	13,400
Total benefits and expenses	52,034	820	385	5,606	878	(43)	42	59,722	51,762	(668)	4,740	2,340	(16)	58,158

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Prior period numbers have been reclassified to conform to current period presentation.
(3) Represents adjustments not included in the above reconciling items. "Other adjustments" include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

(4) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2019							Three Months Ended June 30, 2019
		Reconciling Items							Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (3)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (3)

Revenues:
Premiums	7,256	—	—	526	118	—	7,900	7,439	—	—	582	114	—	8,135
Policy charges and fee income	1,542	(72)	—	—	1	—	1,471	1,518	(54)	8	—	1	—	1,473
Net investment income	3,546	(10)	—	563	117	—	4,216	3,698	(9)	—	574	127	—	4,390
Realized investment gains (losses), net	20	(910)	—	56	68	—	(766)	101	(564)	(15)	49	93	—	(336)
Asset management fees, commissions and other income	1,284	711	—	229	84	(38)	2,270	1,350	312	—	96	1	(33)	1,726
Total revenues	13,648	(281)	—	1,374	388	(38)	15,091	14,106	(315)	(7)	1,301	336	(33)	15,388
Benefits and Expenses:
Insurance and annuity benefits	7,520	53	—	1,262	180	—	9,015	7,823	(7)	112	1,194	192	—	9,314
Interest credited to policyholders' account balances	948	360	—	32	5	—	1,345	955	286	—	32	5	—	1,278
Interest expense	386	—	—	1	1	—	388	392	—	—	2	1	—	395
Deferral of acquisition costs	(759)	—	—	—	(2)	—	(761)	(712)	—	—	—	(1)	—	(713)
Amortization of acquisition costs	540	(116)	—	9	2	—	435	736	(45)	83	7	1	—	782
General and administrative expenses	3,408	9	—	89	28	(5)	3,529	3,259	107	6	87	26	(29)	3,456
Total benefits and expenses	12,043	306	—	1,393	214	(5)	13,951	12,453	341	201	1,322	224	(29)	14,512

	Three Months Ended September 30, 2019
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (3)

Revenues:
Premiums	6,306	—	—	510	121	—	6,937
Policy charges and fee income	1,563	(62)	18	—	—	—	1,519
Net investment income	3,732	(8)	—	590	124	—	4,438
Realized investment gains (losses), net	128	329	(83)	350	129	—	853
Asset management fees, commissions and other income	1,199	152	—	32	15	(40)	1,358
Total revenues	12,928	411	(65)	1,482	389	(40)	15,105
Benefits and Expenses:
Insurance and annuity benefits	6,773	(46)	150	1,309	203	—	8,389
Interest credited to policyholders' account balances	984	77	7	33	5	—	1,106
Interest expense	377	—	—	3	1	—	381
Deferral of acquisition costs	(746)	—	—	—	(2)	—	(748)
Amortization of acquisition costs	529	(19)	72	7	2	—	591
General and administrative expenses	3,359	178	20	85	25	(6)	3,661
Total benefits and expenses	11,276	190	249	1,437	234	(6)	13,380
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Prior period numbers have been reclassified to conform to current period presentation.
(3) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Additionally, market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, are excluded from adjusted operating income beginning with the second quarter of 2019, which we believe enhances the understanding of underlying performance trends.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt:
Debt issued to finance the operating needs of the businesses.

9. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

10. Divested and Run-off Businesses:

Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

11. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

13. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

14. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

15. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

16. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

17. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:
Captive insurance Advisors in our Life Planner Operations.

23. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, strategic investing results, and commercial mortgage revenues.

25. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Businesses:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Advisor productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

28. Prudential Advisors:
Captive financial professionals and field managers in our insurance operations in the United States.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Variable Investment Income:
Consists of income from equity and alternative investments along with prepayment fee income.

31. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2019

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of February 4, 2020
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc. (1)	NR	twAAA	NR	NR
CREDIT RATINGS:
as of February 4, 2020

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.
(1) Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, an S&P Global Company.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com
Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.